CONSENT OF CERTIFIED PUBLIC ACCOUNTANTS

We consent to the use of our report dated March 25, 2005 on the financial statements of Silver Pearl Enterprises, Inc. as of December 31, 2004, and the related statements of operations, stockholders’ equity and cash flows for the period from May 4, 2004 (Date of Inception) through December 31, 2004, and the inclusion of our name under the heading “Experts” in the Form SB-1 Registration Statement filed with the Securities & Exchange Commission.

SIGNATURE

/s/  David S. Hall, P.C.

David S. Hall, P.C.

Dallas, Texas

September 25, 2005